Exhibit 31

CERTIFICATIONS

Sarbanes-Oxley Act Section 302(a) Certification

I, Pauline Comtois, CGA, Chief Financial Officer, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Strateco Resources Inc.;

2.  Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information which need not be filed with this report pursuant to Regulation 13 A-13( c )(2)(i)(ii) (included in this report), fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4

.As the issuer’s certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and I have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the issuer’s disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d)

Disclosed in this report any change in the issuer’s internal control over financial reporting that occurred during the issuer’s most recent fiscal quarter, that has materially affected, or is reasonably likely to materially affect, the issuer’s internal control over financial reporting; and

5.

As the issuer’s certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer’s auditors and the audit committee of issuer’s board of directors (or persons performing the equivalent functions);

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal controls over financial reporting.

Date: May 9, 2008

//signed: Pauline Comtois, CGA

____________________________

Chief Financial Officer

Exhibit 31

CERTIFICATIONS

Sarbanes-Oxley Act Section 302(a) Certification

I, Guy Hébert, President and Chief Executive Officer, certify that:

1. I  have reviewed this quarterly report on Form 10-QSB of Strateco Resources Inc.;

2.  Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based on my knowledge, the financial statements, and other financial information which need not be filed with this report pursuant to Regulation 13 A-13( c )(2)(i)(ii) (included in this report), fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

4

.As the issuer’s certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the issuer and I have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the issuer’s disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d)

Disclosed in this report any change in the issuer’s internal control over financial reporting that occurred during the issuer’s most recent fiscal quarter, that has materially affected, or is reasonably likely to materially affect, the issuer’s internal control over financial reporting; and

5.

As the issuer’s certifying officer, I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer’s auditors and the audit committee of issuer’s board of directors (or persons performing the equivalent functions);

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the issuer’s ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer’s internal controls over financial reporting.

Date: May 9, 2008

//signed: Guy Hébert

____________________________

President and Chief Executive Officer